Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.50

MUTUAL TERMINATION OF THE

[***] SCIENTIFIC ADVISORY BOARD AGREEMENT

This Mutual Termination of the [***] Scientific Advisory Board Agreement (“Mutual Termination”) is entered into as of March 17, 2018, and is by and between Caribou Biosciences, Inc., a Delaware corporation (“Company”), and Jennifer A. Doudna, an individual (“Advisor”) (each herein referred to individually as a “Party,” or collectively as the “Parties”). Capitalized terms not defined herein shall have the meaning set forth in the [***] Scientific Advisory Board Agreement.

WHEREAS, the Parties desire to mutually terminate the [***] Scientific Advisory Board Agreement by and between Company and Advisor as set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Mutual Termination, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.

The [***] Scientific Advisory Board Agreement, by and between Caribou and Advisor dated January 1, 2017, is terminated effective March 31, 2018 (“Effective Termination Date”). Company will pay Advisor a final payment of thirty-one thousand, two hundred fifty U.S. dollars ($31,250) on or before the Effective Termination Date, and no further monies shall be owed under the [***] Scientific Advisory Board Agreement.

2.	The Parties acknowledge and ratify the survival provisions set forth in Section 5(E) of the [***] Scientific Advisory Board Agreement.

3.	Nothing in this Mutual Termination shall effect the Scientific Advisory Board Agreement between the Parties, dated June 18, 2012, as amended.

IN WITNESS WHEREOF, the Parties hereto have executed this Mutual Termination of the [***] Scientific Advisory Board Agreement.

Caribou Biosciences, Inc.		Jennifer A. Doudna

By:	/s/ Rachel E. Haurwitz	By:	/s/ Jennifer A. Doudna
Rachel E. Haurwitz, Ph.D.
President & Chief Executive Officer